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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report: September 17, 2008

                                  AcuNetx, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

            Nevada                     0-27857                 88-0249812
 ----------------------------       -------------         -------------------
 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

                         2301 W. 205th Street, Suite 205
                               Torrance, CA 90501
                               ------------------
                    (Address of principal executive offices)

              The Company's telephone number, including area code:

                                 (310) 328-0477

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SECTION 5 -CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      On September 17, 2008, Alexander P. Limbert resigned as Chief Financial Officer of the Company to pursue other professional opportunities.

      On the same date the Board of Directors appointed Dennis G. Geselowitz as Chief Financial Officer.

      Mr. Gesolowitz served as Controller of Proland, a commercial real estate and property management company based in Los Angeles, between 2005 and 2008. Between 2000 and 2005 he was Controller of Levlad Nature's Gate, a manufacturer of health and beauty products based in Chatsworth, California. Mr. Geselowitz holds MBA and J.D. degrees from the University of Southern California.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         AcuNetx, Inc., a Nevada corporation

                                         By: /s/ Robert S. Corrigan
                                            ------------------------------
                                            Robert S. Corrigan, President

Date: September 22, 2008